UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 Current Report
                               Dated May 10, 2005

                                       of

                           RIDDELL BELL HOLDINGS, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 20-1636283
                           SEC File Number 333-123927

                      6225 N. State Highway 161, Suite 330
                                Irving, TX 75038
                                 (469) 417-6600



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/  / Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

/  / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2005, our board of directors elected to change our fiscal year from the year ending December 31 to a 52/53 week fiscal year ending on the Saturday nearest to December 31 of each calendar year. This change is effective for our current fiscal year, which will end on December 31, 2005. Our fiscal quarters are now comprised of 13-week periods ending on the Saturday nearest to March 31, June 30, September 30 and December 31 of each calendar year.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        RIDDELL BELL HOLDINGS, INC.
                                        Registrant




Date: May 10, 2005                      By: /s/ JEFFREY L. GREGG
                                            ------------------------------------
                                            Jeffrey L. Gregg
                                            Executive Vice President and Chief
                                            Financial Officer